                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5970

                               CASH ACCOUNT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois, 60606
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        4/30

Date of reporting period:       10/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Premium Reserve
Money Market
Shares Fund #97

Institutional
Money Market
Shares Fund #146

Money Market Portfolio

October 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Portfolio Manager Geoffrey Gibbs discusses Cash Account Trust — Money Market Portfolio's performance and the market environment for the six-month period ended October 31, 2004.

Q:  Will you discuss the market environment for the fund during the six-month period?

A:  At the start of the second quarter, the nonfarm payroll figure had surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR rates spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August.1 The April and May jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. The Fed was signaling its concerns over a possible resurgence in inflation, and hinted that it would soon take steps to remove its accommodative posture on short-term interest rates. In anticipation of a change in the Fed's stance, we reduced average maturity. The markets reacted swiftly, with the yield curve steepening from April through June and the one-year LIBOR rate rising to 2.5%. Investors were anticipating that the fed funds rate would eventually rise to 2.25% in four to five increments by year end. As the Fed's June meeting drew closer, we continued to reduce average maturity, purchasing only shorter-term issues, as the market began to "price in" additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a "measured" pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio Performance
As of October 31, 2004

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Premium Reserve Money Market Shares	1.26%
Institutional Money Market Shares	1.58%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.scudder.com.

As we moved into the third quarter, US economic momentum hit a "soft patch" as consumer purchasing slackened, job creation dipped, oil prices rose to $45 per barrel and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. Meanwhile, the Fed raised rates in increments of 25 basis points at its August and September meetings. In October, the market rallied upon news of September's disappointing nonfarm payroll report, then retreated as oil prices rose as high as $56. Following the close of the period, on November 10 the Fed raised short-term interest rates another 25 basis points, and a very strong October jobs report induced another market sell-off, sending longer-term money market rates higher, at least for the time being. The questions weighing on the market as the period ended were whether higher oil prices would eventually slow the US economy, and what effect this might have on Fed actions over the next 12 months.

Q:  How did the portfolio perform over the most recent semiannual period?

A:  For the period, the portfolio registered favorable performance and achieved its stated objective of providing maximum current income while maintaining stability of capital.

Q:  In light of market conditions during the period, what has been the strategy for the Money Market Portfolio?

A:  In the second quarter, the yield curve steepened considerably in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to sharply decrease the fund's average maturity, limiting our purchases to three months and shorter. At the close of the period, the fund's weighted average maturity was approximately 44 days.

During this period, we increased the fund's allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Our decision to increase our allocation in this sector helped performance during the period.

Q:  What detracted from performance during the period?

A:  As we moved into the third quarter, when the yield curve began to flatten, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and missed the recent top of the LIBOR rate at 2.5%. Given the dramatic turns in economic data thus far this year, we felt it was prudent to keep maturity shorter — and forgo some yield pickup — when the direction of interest rates has been so volatile.

Q:  Will you describe your current management strategy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Premium Reserve Money Market Shares	Institutional Money Market Shares
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,004.50	$ 1,006.00
Expenses Paid per $1,000*	$ 2.66	$ 1.16
Hypothetical 5% Fund Return	Premium Reserve Money Market Shares	Institutional Money Market Shares
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,022.55	$ 1,024.05
Expenses Paid per $1,000*	$ 2.68	$ 1.17

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Premium Reserve Money Market Shares	.53%
Institutional Money Market Shares	.23%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Cash Account Trust — Money Market Portfolio

Portfolio Composition	10/31/04	4/30/04

Commercial Paper	42%	33%
Floating Rate Notes	21%	29%
Repurchase Agreements	12%	4%
Certificates of Deposit and Bank Notes	11%	24%
US Government Sponsored Agencies+	7%	6%
Asset Backed	1%	—
Promissory Notes	4%	—
Short-Term Notes	2%	4%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity*
Cash Account Trust — Money Market Portfolio	44 days	74 days
First Tier Money Fund Average	41 days	53 days

* The Funds are compared to their respective iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities; Government Money Fund Average consists of all non-institutional government money market funds; Tax-Free Money Fund Average consists of all non-institutional tax-free money market funds.

Portfolio composition is subject to change. For more complete details about the Funds' holdings, see pages 8-12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Portfolio of Investments as of October 31, 2004 (Unaudited)

Money Market Portfolio	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 11.2%
ABN AMRO Bank NV, 1.93%, 3/3/2005	25,000,000	25,000,000
BNP Paribas SA, 2.02%, 3/21/2005	40,000,000	39,995,310
Calyon:
1.14%, 12/31/2004	18,000,000	18,000,000
1.2%, 12/23/2004	50,000,000	50,000,000
1.21%, 12/23/2004	25,000,000	25,000,000
HBOS Treasury Services PLC, 2.06%, 1/26/2005	20,000,000	20,000,000
National Australia Bank Ltd., 1.28%, 1/13/2005	60,000,000	60,012,969
Royal Bank of Scotland PLC, 2.055%, 2/2/2005	35,000,000	35,000,000
Societe Generale, 1.32%, 11/10/2004	80,000,000	80,000,000
UnicCredito Italiano SpA, 2.01%, 3/21/2005	50,000,000	49,992,234
Total Certificates of Deposit and Bank Notes (Cost $403,000,513)		403,000,513

Commercial Paper 41.8%
British Transco Capital, Inc., 1.85%**, 11/15/2004	52,000,000	51,962,589
Cancara Asset Securitization LLC, 2.04%**, 1/20/2005	48,882,000	48,661,488
CC (USA), Inc.:
1.93%**, 3/2/2005	25,000,000	24,838,667
2.04%**, 1/21/2005	40,000,000	39,817,300
Charta LLC, 1.86%**, 11/1/2004	70,000,000	70,000,000
CIT Group, Inc.:
1.72%**, 12/1/2004	20,400,000	20,370,760
1.89%**, 2/18/2005	50,000,000	49,715,389
1.9%**, 1/18/2005	25,000,000	24,897,083
1.96%**, 2/7/2005	25,000,000	24,867,292
CRC Funding LLC:
1.6%**, 11/1/2004	25,000,000	25,000,000
1.8%**, 11/9/2004	20,000,000	19,992,000
1.93%**, 12/10/2004	25,000,000	24,947,729
Credit Suisse First Boston (USA), Inc., 1.65%**, 11/16/2004	20,000,000	19,986,250
Danske Corp., 1.49%**, 11/8/2004	20,000,000	19,994,206
DNB Nor Bank ASA, 1.55%**, 11/5/2004	50,000,000	49,991,389
Dorada Finance, Inc., 2.05%**, 1/21/2005	35,000,000	34,839,350
Falcon Asset Securitization Corp.:
1.79%**, 11/1/2004	45,000,000	45,000,000
1.8%**, 11/12/2004	20,000,000	19,989,000
General Electric Capital Corp.:
1.49%**, 11/9/2004	25,000,000	24,991,722
1.78%**, 1/3/2005	15,000,000	14,953,538
1.89%**, 2/1/2005	35,000,000	34,831,844
2.02%**, 1/18/2005	25,000,000	24,891,125
Goldman Sachs Group, Inc., 1.62%**, 11/23/2004	18,000,000	17,982,180
Grampian Funding Ltd.:
1.32%**, 11/2/2004	25,000,000	24,999,083
1.68%**, 12/13/2004	25,000,000	24,951,000
2.06%**, 3/22/2005	70,000,000	69,440,700
Irish Life and Permanent PLC:
1.77%**, 2/8/2005	20,000,000	19,903,200
1.93%**, 3/1/2005	50,000,000	49,680,000
K2 (USA) LLC:
1.88%**, 2/18/2005	22,700,000	22,571,474
2.06%**, 3/23/2005	20,000,000	19,839,067
2.07%**, 1/24/2005	25,000,000	24,879,833
KBC Financial Products International Ltd.:
1.34%**, 11/24/2004	75,000,000	74,935,792
1.7%**, 11/16/2004	20,000,000	19,985,833
1.86%**, 2/10/2005	20,000,000	19,896,194
Lake Constance Funding LLC:
1.49%**, 11/4/2004	12,000,000	11,998,510
1.65%**, 11/5/2004	17,000,000	16,996,883
1.87%**, 2/7/2005	30,000,000	29,848,100
Links Finance LLC, 2.0%**, 1/10/2005	25,000,000	24,902,778
Perry Global Funding LLC, 2.07%**, 1/24/2005	55,764,000	55,495,961
Preferred Receivables Funding Corp., 1.87%**, 11/19/2004	50,000,000	49,953,250
Santander Central Hispano Finance (Delaware), Inc., 2.0%**, 1/19/2005	50,000,000	49,780,555
Scaldis Capital LLC:
2.0%**, 1/18/2005	25,000,000	24,891,667
2.03%**, 1/20/2005	40,000,000	39,819,555
2.06%**, 3/22/2005	50,000,000	49,600,500
Tulip Funding Corp., 1.74%**, 12/1/2004	50,000,000	49,927,500
Total Commercial Paper (Cost $1,506,818,336)		1,506,818,336

Floating Rate Notes* 20.9%
Abbey National Treasury Services PLC, 1.77%, 12/8/2004	30,000,000	29,999,081
American Honda Finance Corp., 144A, 1.78%, 2/11/2005	30,500,000	30,514,150
Associates Corp. of North America, 2.05%, 6/27/2005	10,500,000	10,500,000
Banco Bilbao Vizcaya NA, 1.87%, 3/23/2005	50,000,000	49,997,069
Beta Finance, Inc., 144A, 1.805%, 4/15/2005	30,000,000	29,996,610
Canadian Imperial Bank of Commerce, 1.92%, 10/14/2005	45,000,000	45,032,960
Depfa Bank Europe PLC, 1.86%, 6/15/2005	25,000,000	25,000,000
Household Finance Corp., 1.893%, 10/25/2005	25,000,000	25,000,000
Links Finance LLC, 144A, 1.9%, 1/18/2005	10,000,000	10,000,955
Merrill Lynch & Co., Inc.:
1.84%, 2/4/2005	30,000,000	30,000,000
1.95%, 2/3/2005	20,000,000	20,015,541
2.373%, 1/13/2005	15,000,000	15,010,841
Morgan Stanley:
1.89%, 1/6/2005	10,000,000	10,000,000
1.89%, 2/18/2005	45,000,000	45,000,000
1.89%, 4/19/2005	15,000,000	15,000,000
1.96%, 5/24/2005	50,000,000	50,000,000
National City Bank:
1.845%, 5/24/2005	20,000,000	20,000,000
1.853%, 6/10/2005	25,000,000	25,005,337
Norddeutsche Landesbank Girozentrale:
1.878%, 1/24/2005	50,000,000	49,998,266
1.91%, 3/29/2005	30,000,000	29,997,375
Pfizer, Inc., 144A, 1.8%, 10/7/2005	20,000,000	20,000,000
Societe Generale:
1.773%, 12/6/2004	20,000,000	19,999,466
1.793%, 12/10/2004	30,000,000	29,998,870
1.875%, 3/24/2005	3,750,000	3,749,475
1.898%, 11/30/2004	40,000,000	39,999,120
SunTrust Bank NA, 1.84%, 4/1/2005	40,000,000	40,001,647
Tango Finance Corp. Ltd., 144A, 1.87%, 1/20/2005	33,000,000	32,999,272
Total Floating Rate Notes (Cost $752,816,035)		752,816,035

US Government Sponsored Agencies 6.9%
Federal Home Loan Mortgage Corp.:
Series RB, 1.6%**, 11/9/2004	25,688,000	25,678,866
1.64%**, 12/6/2004	30,000,000	29,952,167
1.665%*, 11/7/2005	25,000,000	25,000,000
2.0%*, 10/7/2005	70,000,000	70,000,000
Federal National Mortgage Association:
1.62%**, 11/3/2004	25,000,000	24,997,750
1.85%**, 2/16/2005	20,000,000	19,890,622
1.876%*, 10/3/2005	55,000,000	54,966,968
Total US Government Sponsored Agencies (Cost $250,486,373)		250,486,373

US Government Backed 0.5%
US Treasury Note, 2.0%, 11/30/2004 (Cost $20,013,632)	20,000,000	20,013,632

Funding Agreements 0.7%
New York Life Insurance Co., 2.0%, 9/20/2005 (Cost $25,000,000)	25,000,000	25,000,000

Asset Backed 0.8%
Granite Mortgage PLC, "1A1", Series 2004-1, 1.87%*, 12/20/2004	3,746,836	3,746,836
Nissan Auto Receivables Owners Trust, "1A1", Series 2004-A, 1.07%, 3/15/2005	228,071	228,071
Permanent Financing PLC, "1A", Series 4, 1.818%*, 3/10/2005	25,000,000	25,000,000
Total Asset Backed (Cost $28,974,907)		28,974,907

Promissory Notes 4.2%
Goldman Sachs Group, Inc.:
1.27%, 11/8/2004	40,000,000	40,000,000
1.97%, 5/26/2005	110,000,000	110,000,000
Total Promissory Notes (Cost $150,000,000)		150,000,000

Time Deposit 0.7%
Fortis Bank, 1.85%, 11/1/2004 (Cost $25,000,000)	25,000,000	25,000,000

Repurchase Agreements 12.3%
Bank of America, 1.87%, dated 10/29/2004, to be repurchased at $100,015,583 on 11/1/2004 (b)	100,000,000	100,000,000
Greenwich Capital Markets, 1.89%, dated 10/29/2004, to be repurchased at $25,003,938 on 11/1/2004 (c)	25,000,000	25,000,000
JPMorgan Chase, Inc., 1.89%, dated 10/29/2004, to be repurchased at $103,016,222 on 11/1/2004 (d)	103,000,000	103,000,000
Morgan Stanley, 1.88%, dated 10/29/2004, to be repurchased at $212,033,213 on 11/1/2004 (e)	212,000,000	212,000,000
State Street Bank and Trust Co., 1.70%, dated 10/29/2004, to be repurchased at $2,296,325 on 11/1/2004 (f)	2,296,000	2,296,000
Total Repurchase Agreements (Cost $442,296,000)		442,296,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,604,405,796) (a)	100.0	3,604,405,796
Other Assets and Liabilities, Net	(0.0)	(259,625)
Net Assets	100.0	3,604,146,171

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2004.

** Annualized yield at the time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $3,604,405,796.

(b) Collateralized by $11,540,101 Federal National Mortgage Association, 5.5%, maturing on 5/1/2034 with a value of $102,000,001.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

16,300,362	Federal National Mortgage Association	4.0-6.0	12/25/2015-7/25/2034	16,816,263
8,564,283	Federal Home Loan Mortgage Corp.	1.58-6.5	8/15/2007-4/15/2017	8,684,037
Total Collateral Value				25,500,300

(d) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

33,550,360	Federal National Mortgage Association	4.0-5.0	3/25/2016-11/25/2020	35,503,552
68,741,697	Federal Home Loan Mortgage Corp.	4.0-6.2	11/15/2013-5/15/2029	69,557,250
Total Collateral Value				105,060,802

(e) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

184,445,000	Federal National Mortgage Association	Zero Coupon-5.3	1/26/2005-8/25/2013	183,986,819
12,500,000	Federal Home Loan Mortgage Corp.	5.625	3/15/2011	13,718,812
20,000,000	US Treasury Bill	1.69**	1/6/2005	19,930,200
Total Collateral Value				217,635,831

(f) Collateralized by $2,325,000 Federal National Mortgage Association, 2.875%, maturing on 9/15/2005 with a value of $2,342,252.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004 (Unaudited)
Assets	Money Market Portfolio
Investments: Investments in securities, at amortized cost	$ 3,162,109,796
Repurchase agreements, at amortized cost	442,296,000
Total investments in securities, at amortized cost	3,604,405,796
Cash	661
Receivable for investments sold	5,713
Interest receivable	4,407,285
Other assets	85,635
Total assets	3,608,905,090
Liabilities
Dividends payable	201,200
Payable for Fund shares redeemed	69,974
Accrued management fee	531,435
Other accrued expenses and payables	3,956,310
Total liabilities	4,758,919
Net assets, at value	$ 3,604,146,171
Net Assets
Net assets consist of: Undistributed net investment income	107,386
Accumulated net realized gain (loss)	(785,837)
Paid-in capital	3,604,824,622
Net assets, at value	$ 3,604,146,171

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (Unaudited) (continued)
Net Asset Value	Money Market Portfolio
Davidson Cash Equivalent Shares Net assets applicable to shares outstanding	$ 11,399,757
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	11,399,752
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Davidson Cash Equivalent Plus Shares Net assets applicable to shares outstanding	$ 3,550,074
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	3,550,073
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Money Market Shares Net assets applicable to shares outstanding	$ 92,527,999
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	92,525,373
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Select Money Market Shares Net assets applicable to shares outstanding	$ 1,230
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	1,228
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premier Money Market Shares Net assets applicable to shares outstanding	$ 3,203,376,411
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	3,203,249,469
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Premium Reserve Money Market Shares Net assets applicable to shares outstanding	$ 292,498,287
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	292,414,404
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Service Shares Net assets applicable to shares outstanding	$ 792,413
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	793,427
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2004 (Unaudited)
Investment Income	Money Market Portfolio
Income: Interest	$ 25,231,159
Expenses: Management fee	2,975,579
Services to shareholders	4,454,721
Custodian fees	105,071
Distribution service fees	8,298,450
Auditing	25,136
Legal	5,340
Trustees' fees and expenses	40,210
Reports to shareholders	113,948
Registration fees	52,166
Other	57,347
Total expenses, before expense reductions	16,127,968
Expense reductions	(20,205)
Total expenses, after expense reductions	16,107,763
Net investment income	9,123,396
Net realized gain (loss) on investment transactions	1,540
Net increase (decrease) in net assets resulting from operations	$ 9,124,936

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Money Market Portfolio
	Six Months Ended October 31, 2004 (Unaudited)	Year Ended April 30, 2004
Operations: Net investment income	$ 9,123,396	$ 5,610,385
Net realized gain (loss)	1,540	86,771
Net increase in net assets resulting from operations	9,124,936	5,697,156
Distributions to shareholders from net investment income: Davidson Cash Equivalent Shares	(5,184)	—
Davidson Cash Equivalent Plus Shares	(4,066)	—
Institutional Money Market Shares	(601,103)	(952,664)
Institutional Select Money Market Shares	(6)	(9)
Premier Money Market Shares	(7,198,744)	(3,416,386)
Premium Reserve Money Market Shares	(1,312,956)	(1,191,736)
Service Shares	(1,474)	(1,145)
Fund share transactions at net asset value of $1.00 per share: Proceeds from shares sold	1,643,084,848	3,642,546,705
Reinvestment of distributions	8,579,704	5,149,061
Cost of shares redeemed	(1,336,627,370)	(3,625,088,308)
Net increase (decrease) in net assets from Fund share transactions	315,037,182	22,607,458
Increase (decrease) in net assets	315,038,585	22,742,674
Net assets at beginning of period	3,289,107,586	3,266,364,912
Net assets at end of period (Including undistributed net investment income of $107,386 and $107,523, respectively)	$ 3,604,146,171	$ 3,289,107,586

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio — Institutional Money Market Shares

Years Ended April 30,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.006	.009	.014	.03	.06	.05
Less distributions from net investment income	(.006)	(.009)	(.014)	(.03)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.60**	.93	1.45[b]	2.85[b]	6.32[b]	5.50[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	106	110	100	287	183
Ratio of expenses before expense reductions (%)	.23*	.24	.31	.25	.27	.29
Ratio of expenses after expense reductions (%)	.23*	.24	.25	.23	.25	.25
Ratio of net investment income (%)	1.19*	.92	1.44	2.83	6.25	5.58

Money Market Portfolio — Premium Reserve Money Market Shares

Years Ended April 30,	2004[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.006	.011	.03	.06	.05
Less distributions from net investment income	(.004)	(.006)	(.011)	(.03)	(.06)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.45**	.63	1.06	2.56	5.87	5.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	292	257	132	133	105	17
Ratio of expenses (%)	.53*	.53	.58	.52	.67	.68
Ratio of net investment income (%)	.89*	.63	1.12	2.54	5.54	5.31

a For the six months ended October 31, 2004 (Unaudited).

b Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Cash Account Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Trust offers three portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the "Portfolios"). The financial statements of the Government & Agency Securities Portfolio and Tax-Exempt Portfolio are presented in separate semi-annual reports. Money Market Portfolio offers seven classes of shares: Davidson Cash Equivalent Shares (commencement of operations September 27, 2004), Davidson Cash Equivalent Plus Shares (commencement of operations September 28, 2004), Institutional Money Market Shares, Institutional Select Money Market Shares, Premier Money Market Shares, Premium Reserve Money Market Shares and Service Shares. The financial highlights for the Davidson Cash Equivalent Shares (September 27, 2004), Davidson Cash Equivalent Plus Shares (September 28, 2004), Premier Money Market Shares, the Institutional Select Money Market Shares and the Service Shares of the Portfolio are provided separately and are available upon request.

The Portfolio's investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that portfolio, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At April 30, 2004, the Money Market Portfolio had a net tax basis capital loss carryforward of approximately $787,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2010, the expiration date, whichever occurs first.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned pro rata on the basis of relative net assets among the Portfolios in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Portfolios' average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended October 31, 2004, the Portfolio incurred management fees equivalent to the following annual effective rates of the Portfolio's average daily net assets:

Portfolio	AnnualizedEffective Rate (%)
Money Market Portfolio	.17

In addition, for the six months ended October 31, 2004, the Advisor has agreed to reimburse the Trust, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market Portfolio	18,966

The Advisor and certain of its subsidiaries have voluntarily agreed to maintain the annualized expenses at 0.95%, 0.80% and 0.25% of the Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares and Institutional Money Market Shares of the Money Market Portfolio for the six months ended October 31, 2004. Certain expenses such as taxes, brokerage and interest expense are excluded from the expense limitation.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. For the six months ended October 31, 2004, the amount charged to the Portfolios by SISC was as follows:

Portfolio	Total Aggregated	Shareholder service fees waived by SISC	Unpaid at October 31, 2004
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 1,367	$ 80	$ 1,287
Davidson Cash Equivalent Plus Shares	744	271	473
Institutional Money Market Shares	7,884	—	2,876
Institutional Select Money Market Shares*	—	—	—
Premier Money Market Shares	4,230,450	—	2,166,360
Premium Reserve Money Market Shares	121,251	—	23,777
Service Shares	1,025	—	—

* Fee for period is less than $1.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expense of such delegations are borne by SISC, not by the Portfolio.

Distribution Service Agreement. The Trust has a distribution service agreement with Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor. For its services as primary distributor, the Trust pays SDI an annual fee ("Distribution Fee") of 0.30% of the average daily net assets of the Davidson Cash Equivalent Shares of the Portfolio, 0.25% of the average daily net assets of the Davidson Cash Equivalent Plus Shares of the Portfolio, 0.60% of average daily net assets for the Service Shares of the Portfolio, up to 0.075% (currently 0.01%) of the average daily net assets for the Institutional Money Market Shares of the Portfolio, and 0.10% of the average daily net assets for the Premium Reserve Shares of the Portfolio.

For the six months ended October 31, 2004, the Distribution Fee was as follows:

Portfolio	Distribution Fee	Unpaid at October 31, 2004
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 1,860	$ 1,846
Davidson Cash Equivalent Plus Shares	1,068	1,003
Institutional Money Market Shares	5,098	823
Premier Money Market Shares	3,956,674	674,688
Premium Reserve Money Market Shares	146,688	21,680
Service Shares	2,641	396

In addition, SDI provides information and administrative services to the Davidson Cash Equivalent Shares, the Davidson Cash Equivalent Plus Shares, the Premier Money Market Shares, the Premium Reserve Money Market Shares and the Institutional Money Market Shares of the Portfolio which pay SDI a fee ("Service Fee") as follows:

The Davidson Cash Equivalent Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Davidson Cash Equivalent Plus Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Premier Money Market Shares of the Portfolio pay SDI an annual fee of 0.25% of average daily net assets. The Premium Reserve Money Market Shares of the Portfolio pay SDI an annual fee of 0.15% of average daily net assets. The Institutional Money Market Shares of the Portfolio pay SDI an annual fee of up to 0.075% (currently 0.01%) of average daily net assets. A portion of these fees may be paid pursuant to a Rule 12b-1 Plan.

For the six months ended October 31, 2004, the Service Fee was as follows:

Portfolio	Service Fee	Unpaid at October 31, 2004
Money Market Portfolio:
Davidson Cash Equivalent Shares	$ 1,546	$ 1,534
Davidson Cash Equivalent Plus Shares	1,070	1,070
Institutional Money Market Shares	5,098	824
Premier Money Market Shares	3,956,675	668,510
Premium Reserve Money Market Shares	220,032	41,519

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Trust has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's expenses. During the six months ended October 31, 2004, the Money Market Portfolio's custody fee was reduced as follows:

Portfolio	Custodian Fee ($)
Money Market Portfolio	888

4. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

Money Market Portfolio	Six Months Ended October 31, 2004		Year Ended April 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Davidson Cash Equivalent Shares*	15,352,901	$ 15,352,901	—	$ —
Davidson Cash Equivalent Plus Shares**	10,309,475	10,309,475	—	—
Institutional Money Market Shares	157,829,509	157,829,509	243,026,732	243,027,111
Institutional Select Money Market Shares	2	2	207	207
Premier Money Market Shares	1,127,808,734	1,127,808,736	2,883,284,993	2,883,296,580
Premium Reserve Money Market Shares	329,666,441	329,666,441	511,412,653	511,413,148
Service Shares	2,117,785	2,117,784	4,797,136	4,809,659
		$ 1,643,084,848		$ 3,642,546,705
Shares issued to shareholders in reinvestment of distributions
Davidson Cash Equivalent Shares*	4,612	$ 4,612	—	$ —
Davidson Cash Equivalent Plus Shares**	3,866	3,866	—	—
Institutional Money Market Shares	580,395	580,395	848,891	848,891
Institutional Select Money Market Shares	6	6	9	9
Premier Money Market Shares	7,105,348	7,105,348	3,403,721	3,403,721
Premium Reserve Money Market Shares	884,097	884,097	895,295	895,295
Service Shares	1,380	1,380	1,145	1,145
		$ 8,579,704		$ 5,149,061
Shares redeemed
Davidson Cash Equivalent Shares*	(3,957,761)	$ (3,957,761)	—	$ —
Davidson Cash Equivalent Plus Shares**	(6,763,268)	(6,763,268)	—	—
Institutional Money Market Shares	(171,425,957)	(171,425,957)	(248,329,358)	(248,329,738)
Institutional Select Money Market Shares	—	—	—	—
Premier Money Market Shares	(856,804,950)	(856,804,950)	(2,984,475,523)	(2,984,487,247)
Premium Reserve Money Market Shares	(295,196,385)	(295,196,385)	(387,041,574)	(387,042,059)
Service Shares	(2,479,049)	(2,479,049)	(5,216,785)	(5,229,264)
		$ (1,336,627,370)		$ (3,625,088,308)
Net increase (decrease)
Davidson Cash Equivalent Shares*	11,399,752	$ 11,399,752	—	$ —
Davidson Cash Equivalent Plus Shares**	3,550,073	3,550,073	—	—
Institutional Money Market Shares	(13,016,053)	(13,016,053)	(4,453,735)	(4,453,736)
Institutional Select Money Market Shares	8	8	216	216
Premier Money Market Shares	278,109,132	278,109,134	(97,786,809)	(97,786,946)
Premium Reserve Money Market Shares	35,354,153	35,354,153	125,266,374	125,266,384
Service Shares	(359,884)	(359,885)	(418,504)	(418,460)
		$ 315,037,182		$ 22,607,458

* For the period from September 27, 2004 (commencement of operations) to October 31, 2004.

** For the period from September 28, 2004 (commencement of operations) to October 31, 2004.

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

CATPI-3 (35148 12/04)

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Cash Account Trust - Money Market Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Cash Account Trust - Money Market Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------